Exhibit 99.1

Co-Diagnostics Reports Third Quarter 2026 Financial Results

Two Regulatory Submissions Under Review in India and the U.S.

Third Quarter Operating Expenses Down 12% Year Over Year

Platform Capabilities Expanding with ReadyGo Collaboration, India Connectivity and Vector Smart Growth

SALT LAKE CITY, November 10, 2026 – Co-Diagnostics, Inc. (Nasdaq: CODX) (“Co-Dx” or “the Company”), a molecular diagnostics company with a unique, patented platform for the development of molecular diagnostic tests, today announced its financial results for the third quarter ended September 30, 2026.

Third Quarter 2026 Business Highlights:

●	Submitted a 510(k) premarket notification and concurrent CLIA Waiver by Application in August to the U.S. Food and Drug Administration (FDA) for the Co-Dx PCR Flu A/B & RSV test on the Co-Dx PCR Pro instrument, supported by a clinical study of more than 1,400 symptomatic patients at nine U.S. clinical sites

●	Entered a collaboration with ReadyGo Diagnostics to evaluate blood-based molecular testing at the point of need, with an initial focus on decentralized Ebola detection

●	Completed a proof-of-concept study in July in which an extraction-free Co-Primers Ebola assay using diluted plasma ran on the Co-Dx PCR Pro instrument, the Company’s first plasma-based assay designed for the instrument

●	Launched the Company’s integrated cloud and mobile infrastructure in India, which supports tuberculosis (TB) clinical work and is designed to analyze results on a mobile device without an internet connection and synchronize data to the cloud when connectivity is available

●	Shipped Vector Smart® laboratory equipment, consumables and reagents to an overseas U.S. Air Force base, marking the first international deployment of the platform

●	Completed two new Vector Smart® laboratory installations in Florida, with installation and customer training underway at an additional laboratory in Indiana, expanding a network that serves customers across 21 U.S. states

●	Demonstrated automation of the Company’s test-cup manufacturing line at a September press conference, reducing cycle time by approximately 45% and increasing output by approximately 74% compared with the manual process

●	Advanced CoSara’s Bundibugyo virus and pan-Ebola tests for centralized laboratories and responded to a request from India’s Centre for Cellular and Molecular Platforms for third-party evaluation of the Bundibugyo test

●	Participated in global health forums, including the UNOPS near point-of-care TB workshop in Bangkok, the joint WHO, Unitaid and UNAIDS Annual Consultation in Geneva, and events during UN General Assembly week

●	Appointed Wes Lindsey, Ph.D., MBA, as Chief Scientific Officer; Dr. Lindsey brings more than 20 years of experience in molecular diagnostics and is leading the Company’s work with the FDA through its review

“The third quarter was a period of significant regulatory and operational progress for Co-Diagnostics,” said Dwight Egan, Chief Executive Officer of Co-Diagnostics. “CoSara completed its clinical performance study for our point-of-care tuberculosis test and submitted it to India’s Central Drugs Standard Control Organization (CDSCO), and together with our August FDA 510(k) submission for the Flu A/B & RSV test, we now have two regulatory submissions under review in two important markets for our platform. We also launched our cloud and mobile infrastructure in India, began evaluating blood-based testing with ReadyGo, and completed the first international deployment of Vector Smart. With our submissions in India and the U.S. under review, our focus is on supporting those reviews, advancing our feasibility work with ReadyGo and continuing to grow Vector Smart.”

Recent Developments:

●	Submitted the CoSara PCR MTB test, a point-of-care tuberculosis test, to the CDSCO through CoSara Diagnostics, following completion of the clinical performance study.

●	Completed the CoSara PCR MTB clinical performance study of 676 clinical samples; in the 233 samples paired with MGIT testing, the test demonstrated average sensitivity of 97.3% and average specificity of 96.0% across three test batches.

●	Secured an order for a full Vector Smart® mosquito surveillance laboratory installation from the Ute Indian Tribe Mosquito Abatement Department, which will enable the Tribe to perform mosquito pool PCR testing in house.

●	Highlighted that sputum sample-preparation technology developed for the Company’s TB program could provide a foundation for plague diagnostics on the Co-Dx PCR Pro® platform, should a public health need arise.

Third Quarter 2026 Financial Results:

●	Revenue of $0.3 million, compared to $0.1 million in the third quarter of 2025

●	Operating expenses of $6.2 million, compared to $7.1 million in the third quarter of 2025, primarily due to decreased personnel and stock-based compensation expense and lower Co-Dx PCR platform development expense, partially offset by higher legal and professional services expense

●	Operating loss of $6.3 million, compared to $7.0 million in the third quarter of 2025

●	Net loss of $6.3 million, or $1.01 per basic and diluted share, compared to a net loss of $5.9 million, or $4.66 per basic and diluted share, in the third quarter of 2025. The year-over-year increase in net loss was primarily attributable to an income tax benefit recognized in the prior-year period, partially offset by reduced operating expenses

●	Adjusted EBITDA loss of $5.9 million, compared to a loss of $6.3 million in the third quarter of 2025

●	Cash and cash equivalents totaled $0.7 million as of September 30, 2026

●	For the nine months ended September 30, 2026, operating expenses were $21.7 million and net cash used in operating activities was $20.7 million, compared to $23.9 million and $22.9 million, respectively, in the prior-year period

●

Subsequent to quarter end, the Company completed a senior secured convertible debt financing with J.J. Astor & Co., with approximately $2.1 million in initial funding before other transaction expenses, and with up to an additional $1.0 million available subject to specified conditions

Conference Call and Webcast:

Co-Diagnostics will host a conference call and webcast at 4:30 p.m. ET today to review its third quarter 2026 results. The conference call and webcast will be available via:

Webcast: ir.co-dx.com on the Events & Webcasts page, or accessible directly here

Conference Call: 1-888-880-3330 (Toll Free) or 1-646-357-8766 (Toll)

The call will be recorded and later made available on the Company’s website.

*The Co-Dx PCR platform (including the PCR Home®, PCR Pro®, mobile app, and all associated tests) is subject to review or authorization by applicable regulatory authorities in the jurisdictions in which clearance or approval is sought, including the US FDA, and is not yet available for sale.

About Co-Diagnostics, Inc.:

Co-Diagnostics, Inc., a Utah corporation, is a molecular diagnostics company that develops, manufactures and markets state-of-the-art diagnostics technologies. The Company’s technologies are utilized for tests that are designed using the detection and/or analysis of nucleic acid molecules (DNA or RNA). The Company also uses its proprietary technology to design specific tests for its Co-Dx PCR at-home and point-of-care platform (subject to regulatory review and not currently for sale) and to identify genetic markers for use in applications other than infectious disease.

Non-GAAP Financial Measures:

This press release contains adjusted EBITDA, a non-GAAP measure defined as net income (loss) adjusted for depreciation, amortization, income tax (benefit) expense, net interest (income) expense, stock-based compensation, change in fair value of contingent consideration, and realized gain (loss) on investments. The Company believes that adjusted EBITDA provides useful information to management and investors relating to its results of operations. The Company’s management uses this non-GAAP measure to compare the Company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The Company believes that the use of adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.

Management does not consider the non-GAAP measure in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of the non-GAAP financial measure is that it excludes significant expenses that are required by GAAP to be recorded in the Company’s financial statements. In order to compensate for these limitations, management presents the non-GAAP financial measure together with GAAP results. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation table of the net income, the most comparable GAAP financial measure to adjusted EBITDA, is included at the end of this release. The Company urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by words such as “believes,” “expects,” “estimates,” “intends,” “may,” “plans,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made and predictions as to future facts and conditions. Forward-looking statements in this release include, but are not limited to, statements regarding: (i) the continued development, clinical evaluation, regulatory submission, clearance, authorization, and commercialization of the Co-Dx PCR platform and related tests; (ii) anticipated timing and progress of clinical studies, regulatory submissions and regulatory reviews, including the anticipated timing of CDSCO clearance and the commencement of commercial sales in India; (iii) the Company’s ability to develop, scale, and commercialize its manufacturing capabilities, including through CoSara and CoMira and other third parties; (iv) anticipated market opportunities and international expansion initiatives; (v) the expected capabilities, differentiation, and adoption of the Company’s platform technologies; and (vi) the Company’s strategic, operational, and growth initiatives generally. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances. These risks and uncertainties include, among others, risks relating to the timing and outcome of FDA and other regulatory review processes; the possibility that clinical or analytical data may not support regulatory clearance, authorization or commercialization; the Company’s ability to successfully complete product development, manufacturing scale-up and commercialization activities; market acceptance and adoption of the Company’s products and technologies; the Company’s dependence on joint ventures, distributors, manufacturers and other third parties; risks associated with conducting business and obtaining regulatory approvals in international markets; the Company’s ability to obtain additional capital when needed, maintain sufficient liquidity to execute its business plans and continue as a going concern; and competitive and technological developments. Actual results may differ materially from those contemplated or anticipated by such forward-looking statements. Readers of this press release are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that any regulatory submission, authorization, commercialization milestone, manufacturing initiative, strategic collaboration, or market opportunity will occur on the timelines anticipated by the Company, or at all, due to certain risks and uncertainties, a discussion of which can be found in our Risk Factors disclosure in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on March 31, 2026, and in our other filings with the SEC. Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact:

Valter Pinto, Managing Director

KCSA Strategic Communications

+1 212.896.1254

CODX@KCSA.com

Media Contact:

Jennifer Webb

ColtrinMethod PR

jcoltrin@coltrinmethodpr.com

CO-DIAGNOSTICS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$714,803	$11,884,607
Accounts receivable, net	51,828	190,375
Inventory, net	672,950	992,397
Income taxes receivable	-	44,559
Prepaid expenses and other current assets	498,517	581,527
Total current assets	1,938,098	13,693,465
Property and equipment, net	1,767,749	2,272,098
Operating lease right-of-use asset	1,531,986	1,207,453
Intangible assets, net	7,219,000	7,219,000
Investment in joint ventures	335,015	350,569
Total assets	$12,791,848	$24,742,585
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$937,294	$1,878,225
Accrued expenses	850,200	865,301
Operating lease liability, current	709,754	662,258
Contingent consideration liabilities, current	12,572	119,036
Deferred revenue	2,000	14,800
Total current liabilities	2,511,820	3,539,620
Long-term liabilities
Operating lease liability	854,749	574,301
Total long-term liabilities	854,749	574,301
Total liabilities	3,366,569	4,113,921
Commitments and contingencies (Note 11)
Stockholders’ equity
Convertible preferred stock, $0.001 par value; 5,000,000 shares authorized; 0 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized; 7,450,224 shares issued and 7,288,601 shares outstanding as of September 30, 2026 and 2,256,654 shares issued and 2,095,031 shares outstanding as of December 31, 2025	72,893	67,700
Treasury stock, at cost; 161,623 shares held as of September 30, 2026 and December 31, 2025, respectively	(15,575,795)	(15,575,795)
Additional paid-in capital	127,031,952	116,510,298
Accumulated deficit	(102,103,771)	(80,373,539)
Total stockholders’ equity	9,425,279	20,628,664
Total liabilities and stockholders’ equity	$12,791,848	$24,742,585

CO-DIAGNOSTICS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	Three Months Ended September 30,
	2026	2025
Product revenue	$282,881	$145,380
Total revenue	282,881	145,380
Cost of revenue	303,344	26,285
Gross profit	(20,463)	119,095
Operating expenses
Sales and marketing	579,902	568,937
General and administrative	1,871,838	1,815,945
Research and development	3,574,784	4,480,678
Depreciation and amortization	222,363	267,383
Total operating expenses	6,248,887	7,132,943
Loss from operations	(6,269,350)	(7,013,848)
Other income (expense), net
Interest income, net	3,123	13,194
Realized gain on investments	-	41,542
Gain (loss) on disposition of assets	-	4,000
Gain (loss) on remeasurement of acquisition contingencies	60,355	(42,345)
Loss on equity method investment in joint ventures	(100,036)	(55,959)
Total other income (expense), net	(36,558)	(39,568)
Loss before income taxes	(6,305,908)	(7,053,416)
Income tax provision (benefit)	500	(1,166,593)
Net loss	$(6,306,408)	$(5,886,823)
Other comprehensive loss
Change in net unrealized gains on marketable securities, net of tax	-	(39,180)
Total other comprehensive loss	$-	$(39,180)
Comprehensive loss	$(6,306,408)	$(5,926,003)

Loss per common share:
Basic and Diluted	$(1.01)	$(4.66)
Weighted average shares outstanding:
Basic and Diluted	6,272,635	1,263,031

CO-DIAGNOSTICS, INC. AND SUBSIDIARIES

GAAP AND NON-GAAP MEASURES

(Unaudited)

Reconciliation of net loss to adjusted EBITDA:

	Three Months Ended September 30,
	2026	2025
Net loss	$(6,306,408)	$(5,886,823)
Interest income, net	(3,123)	(13,194)
Realized gain on investments	-	(41,542)
Depreciation and amortization	222,363	267,383
Gain (loss) on disposition of assets	-	(4,000)
Change in fair value of contingent consideration	(60,355)	42,345
Stock-based compensation expense	255,184	500,585
Income tax provision	500	(1,166,593)
Adjusted EBITDA	$(5,891,839)	$(6,301,839)